EXHIBIT 99

CONTACT:       Keith Miller
               (314) 889-0799


FOR IMMEDIATE RELEASE


                 MARK TWAIN'S EARNINGS INCREASE 11.6% TO $53.3 MILLION,
                   FOURTH QUARTER AND YEARLY RESULTS SET NEW RECORDS


St. Louis, Mo., January 15, 1997 . . . Mark Twain Bancshares, Inc. today announced an 11.6 % increase in earnings for 1996 over 1995. Net income for the year totaled $53.3 million, and is a record high for the 33-year-old company. This was Mark Twain's sixth consecutive year of record earnings. Fourth quarter income was $14.3 million, achieving the 23rd consecutive quarter of record earnings and a 14.4% increase from the prior year.

Primary earnings per share for the year grew 10.2% to $3.23, up from $2.93 for 1995. Fully diluted earnings per share for the year rose 11.6% to $3.18.

Return on average assets was 1.79% in 1996, compared to 1.72% in 1995. Return on realized shareholders' equity was 18.66% for the year, up from 18.41% last year.

"It's been another record-breaking year for Mark Twain. Our 1996 results are outstanding," says John P. Dubinsky, president and chief executive officer of Mark Twain Bancshares, Inc. "For six years in a row, Mark Twain has achieved record results and set new standards of excellence."

The company's fourth quarter results also broke records. Income for the quarter totaled $14.3 million, compared to $12.5 million for fourth quarter 1995. Primary earnings per share grew 11.8% for the fourth quarter to total $.85, as compared to $.76 for the fourth quarter of 1995. Fully diluted earnings per share totaled $.84 for the quarter, an increase of 13.5% over $.74 for the fourth quarter of 1995.

Return on average assets for the quarter was 1.86%, compared to 1.75% for the fourth quarter of 1995. Return on realized shareholders' equity for the quarter was 18.90%, compared to 18.31% for the same period in 1995.

As a result of these higher performance levels, the board of directors of Mark Twain Bancshares, Inc. announced on January 7, 1997, a 12.9% increase in its common stock cash dividend to a new annual rate of $1.40, effective with the first quarter payment.

Dubinsky attributes Mark Twain's results to the company's continuing successful implementation of key principles, which include maintaining high quality assets, minimizing increases in overhead expenses, maximizing opportunities for profitable growth, and aggressively soliciting new profitable business. He also indicated that in 1996, Mark Twain again experienced very low loan losses and a record level of efficiency and productivity.



                                   -more-


Net interest income, on a fully tax equivalent basis, was $128.91 million for 1996, compared to $129.43 for 1995. Net interest margin for the year was 4.63%, compared to 5.03% for 1995. Net interest margin for fourth quarter 1996 was 4.67%, compared to 4.85% for fourth quarter 1995.

In 1996, Mark Twain continued its focus on improving productivity, and ended the year with a record-level efficiency ratio of 48.56%. Total overhead expenses actually declined 5.4% compared to 1995. The efficiency ratio was 48.28% for fourth quarter 1996, as compared to 53.05% for fourth quarter 1995.

Loan demand and loan outstandings continued to rise steadily. Loan outstandings at year-end were $2.18 billion, an increase of 10.4% from year-end 1995.
Average loans for 1996 totaled $2.03 billion, an increase of 6.0% over the prior year.

On December 27, 1996, Mark Twain acquired First City Bancshares, Incorporated, of Springfield, Missouri, owner of First City National Bank. First City National Bank operates three locations in Springfield and has total assets of $89.7 million, total loans of $53.9 million and total deposits of $76.5 million. The transaction was accounted for under the purchase method of accounting. Accordingly, results of operations of First City National Bank are included in the consolidated financial statements from the acquisition date.

Mark Twain's asset quality remained strong for the year, with non-performing assets representing a low .58% of total loans plus foreclosed property, compared to 1.00% at year-end 1995 and .95% at year-end 1994. The loan loss reserve at year-end 1996 represents 1.55% of total loans, the same level at year-end 1995. Net charge-offs for the year were .06% of average loans, down from .18% for 1995.

Total assets for the year averaged $2.97 billion, compared to $2.77 billion in 1995, an increase of 7.4%. Mark Twain's total assets, including newly acquired First City Bancshares, Incorporated, totaled $3.1 billion, an increase of 5.6% from 1995. Year-to-date average deposits were $2.38 billion, compared to $2.28 billion in 1995, an increase of 4.3%.

Combined revenues from the fee divisions increased 10.7% for 1996, compared to last year. The Capital Markets Group, which includes bond and brokerage operations, experienced increases in fee income of 9.7% for the year and 6.7% for the fourth quarter, compared to the same periods last year. The Trust Division showed increases in revenue of 13.2% for the year and 26.9% for the fourth quarter, compared to the same periods last year.

Mark Twain has entered into a definitive agreement to merge with St. Louis-based Mercantile Bancorporation Inc. (MTL). The merger is expected to be consummated in the second quarter of 1997.

Mark Twain Bancshares, Inc. is a 33-year-old bank holding company with 42 banking locations in three states: 20 throughout St. Louis, St. Louis County, and St. Charles County, as well as 15 in the Kansas City metropolitan area, four in the Illinois communities of Belleville and Edwardsville, and three in Springfield, Missouri. Related financial services include: Mark Twain Capital Markets Group; Mark Twain Brokerage Services, Inc.; Mark Twain Commercial Finance Division; Mark Twain International Division; Mark Twain Leasing Division; and Mark Twain Trust Division. Mark Twain stock is traded on the New York Stock Exchange under the symbol MTB. Mark Twain Banks' World Wide Web address is at http://www.marktwain.com.

                                    ###

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

                                                                                               December 31,
                                                                                       ---------------------------
(in thousands of dollars)                                                                   1996            1995
---------------------------------------------------------------------------------------------------   ------------

ASSETS
Cash and due from banks                                                               $  150,926      $  156,207
Interest bearing deposits with banks                                                       4,387               -
Federal funds sold and securities
  purchased under resale agreements                                                       23,500           7,900
Held to maturity securities                                                              218,479         244,094
Available for sale securities                                                            458,164         445,808
Trading securities                                                                        30,772          63,579
Loans, net of allowance for loan losses of
  $33,745 and $30,508, respectively                                                    2,144,170       1,941,431
Premises and equipment                                                                    24,977          20,764
Accrued income receivable                                                                 18,701          17,830
Other assets                                                                              59,189          70,618
-------------------------------------------------------------------------------------------------     ----------
  Total assets                                                                        $3,133,265      $2,968,231
--------------------------------------------------------------------------------------===========     ==========

LIABILITIES
Non-interest bearing deposits                                                         $  498,431      $  519,155
Interest bearing deposits                                                              2,096,481       1,938,237
-------------------------------------------------------------------------------------------------     ----------
  Total deposits                                                                       2,594,912       2,457,392
-------------------------------------------------------------------------------------------------     ----------
Short-term borrowings                                                                    193,591         165,731
Other liabilities                                                                         31,102          50,712
Long-term debt                                                                             2,036          18,490
-------------------------------------------------------------------------------------------------     ----------
  Total liabilities                                                                    2,821,641       2,692,325
-------------------------------------------------------------------------------------------------     ----------

SHAREHOLDERS' EQUITY
Common stock, $1.25 par value, authorized
  30,000,000 shares, issued 17,114,839,
  and 16,508,220 shares respectively                                                      21,394          20,635
Surplus                                                                                   75,492          63,630
Undivided profits                                                                        229,149         194,888
Net unrealized gains (losses) on available
  for sale securities                                                                     (1,774)          1,026
-------------------------------------------------------------------------------------------------     ----------
                                                                                         324,261         280,179
Less common treasury stock at cost, 432,333
   and 362,685 shares, respectively                                                       12,637           4,273
-------------------------------------------------------------------------------------------------     ----------
  Total shareholders' equity                                                             311,624         275,906
-------------------------------------------------------------------------------------------------     ----------
  Total liabilities and shareholder's equity                                          $3,133,265      $2,968,231
--------------------------------------------------------------------------------------===========     ==========


MARK TWAIN BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME

                                                                            For the Twelve Months         For the Three Months
                                                                              Ended December 31,           Ended December 31,
(in thousands of dollars except per share data)                                1996         1995            1996         1995
------------------------------------------------------------------------------------------------         ---------------------
INTEREST FROM EARNING ASSETS
Interest and fees on loans                                                 $182,201     $180,955         $47,299      $45,478
Interest on held to maturity securities:
   Taxable                                                                   15,080       22,207           3,537        4,972
   Non-taxable                                                                  132          173              31           31
Interest on available for sale securities                                    28,070       15,884           7,167        4,745
Interest on trading securities                                                3,425        3,003           1,024          890
Interest on deposits with banks                                                  33            -              33            -
Interest on federal funds sold and securities
   purchased under resale agreements                                            700          951             341          388
------------------------------------------------------------------------------------------------         --------------------
   Total interest income                                                    229,641      223,173          59,432       56,504
------------------------------------------------------------------------------------------------         --------------------

INTEREST EXPENSE
Interest on deposits                                                         89,202       85,006          23,190       22,810
Interest on short-term borrowings                                            12,370        8,414           2,888        1,476
Interest on long-term debt                                                      348        1,512              39          347
------------------------------------------------------------------------------------------------         --------------------
   Total interest expense                                                   101,920       94,932          26,117       24,633
------------------------------------------------------------------------------------------------         --------------------
Net interest income                                                         127,721      128,241          33,315       31,871
Provision for loan losses                                                     2,002        5,003               1        1,659
------------------------------------------------------------------------------------------------         --------------------
Net interest income after provision for loan losses                         125,719      123,238          33,314       30,212
------------------------------------------------------------------------------------------------         --------------------

OTHER INCOME
Service charges on deposit accounts                                           8,256        7,051           2,195        1,831
Securities transactions                                                         234          296               -          250
Other income                                                                 31,317       29,439           8,412        7,316
------------------------------------------------------------------------------------------------         --------------------
   Total other income                                                        39,807       36,786          10,607        9,397
------------------------------------------------------------------------------------------------         --------------------

OTHER EXPENSES
Salaries                                                                     42,977       41,011          11,285        9,913
Employee benefits                                                             6,729        6,520           1,453        1,318
Net occupancy expense                                                         8,948        9,339           2,232        2,299
Furniture and equipment expense                                               3,544        3,883             963          989
Other expenses                                                               19,614       25,769           5,441        7,383
------------------------------------------------------------------------------------------------         --------------------
   Total other expenses                                                      81,812       86,522          21,374       21,902
------------------------------------------------------------------------------------------------         --------------------
Income before income taxes                                                   83,714       73,502          22,547       17,707
Applicable income taxes                                                      30,446       25,789           8,249        5,210
------------------------------------------------------------------------------------------------         --------------------
   Net income                                                              $ 53,268     $ 47,713         $14,298      $12,497
---------------------------------------------------------------------------=====================         ====================

NET INCOME PER SHARE
------------------------------------------------------------------------------------------------         --------------------
  Primary                                                                     $3.23        $2.93           $0.85        $0.76
---------------------------------------------------------------------------=====================         ====================
  Fully diluted                                                               $3.18        $2.85           $0.84        $0.74
---------------------------------------------------------------------------=====================         ====================
COMMON DIVIDENDS PAID PER SHARE                                               $1.24        $1.08           $0.31        $0.27
---------------------------------------------------------------------------=====================         ====================

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                             Year Ended December 31, 1996               Year Ended December 31, 1995
                                        -------------------------------------      -------------------------------------

                                           Average                     Yield/         Average                     Yield/
(in thousands of dollars)                  Balance         Interest     Rate          Balance        Interest      Rate
-----------------------------------------------------------------------------      -------------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                              $2,031,127     $183,261      9.02%       $1,916,374     $181,975      9.50%
Taxable held to maturity securities            233,145       15,080      6.47%          331,174       22,207      6.71%
Non-taxable held to maturity securities<F1>      2,528          203      8.03%            3,161          266      8.42%
Available for sale securities<F1>              451,222       28,128      6.23%          257,669       15,959      6.19%
Trading securities                              53,099        3,425      6.45%           47,559        3,003      6.31%
Interest bearing deposits with banks               988           33      3.34%                -            -         -
Federal funds sold and securities
  purchased under resale agreements             12,113          700      5.78%           15,808          951      6.02%
------------------------------------------------------------------------------       ----------------------------------
  Total interest earning assets              2,784,222      230,830      8.29%        2,571,745      224,361      8.72%
------------------------------------------------------------------------------       ----------------------------------
Cash and due from banks                        107,362                                  107,551
Other assets                                   115,230                                  122,970
FASB No. 115 allowance                          (4,284)                                  (5,938)
Allowance for loan losses                      (31,305)                                 (29,694)
------------------------------------------------------                               ----------
  Total                                     $2,971,225                               $2,766,634
--------------------------------------------==========                               ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Interest bearing demand deposits            $  225,781        4,470      1.98%       $  225,609        4,833      2.14%
Savings and money market deposits              692,856       25,282      3.65%          678,466       25,950      3.82%
Time deposits                                1,052,659       59,450      5.65%          977,600       54,223      5.55%
Short-term borrowings                          249,610       12,370      4.96%          155,939        8,414      5.40%
Long-term debt                                   5,175          348      6.72%           19,666        1,512      7.69%
------------------------------------------------------------------------------       ----------------------------------
  Total interest bearing liabilities         2,226,081      101,920      4.58%        2,057,280       94,932      4.61%
------------------------------------------------------------------------------       ----------------------------------
Non-interest bearing deposits                  410,237                                  401,096
Other liabilities                               52,130                                   52,825
Shareholders' equity                           282,777                                  255,433
------------------------------------------------------                               ----------
  Total                                     $2,971,225                               $2,766,634
--------------------------------------------==========                               ==========
Net interest income                                        $128,910                                 $129,429
-----------------------------------------------------------========                                 ========
Net interest margin                                                      4.63%                                    5.03%
-------------------------------------------------------------------------=====                                    =====

<F1>Adjusted to a fully taxable basis using federal statutory rate of 35% in 1996 and 1995.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                        Three Months Ended December 31, 1996       Three Months Ended December 31, 1995
                                        -------------------------------------      -------------------------------------
                                           Average                     Yield/         Average                     Yield/
(in thousands of dollars)                  Balance         Interest     Rate          Balance        Interest      Rate
-----------------------------------------------------------------------------      -------------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                              $2,100,623      $47,614      9.02%       $1,938,724      $45,716      9.36%
Taxable held to maturity securities            218,942        3,537      6.43%          298,040        4,972      6.62%
Non-taxable held to maturity securities<F1>      2,369           48      8.06%            2,302           48      8.27%
Available for sale securities<F1>              457,258        7,180      6.25%          305,003        4,761      6.19%
Trading securities                              61,102        1,024      6.67%           59,716          890      5.91%
Interest bearing deposits with banks             3,932           33      3.34%                -            -         -
Federal funds sold and securities
  purchased under resale agreements             25,180          341      5.39%           25,607          388      6.01%
------------------------------------------------------------------------------       ----------------------------------
  Total interest earning assets              2,869,406       59,777      8.29%        2,629,392       56,775      8.57%
------------------------------------------------------------------------------       ----------------------------------
Cash and due from banks                        101,309                                  107,952
Other assets                                   128,608                                  124,388
FASB No. 115 allowance                          (3,834)                                  (1,354)
Allowance for loan losses                      (32,114)                                 (30,095)
------------------------------------------------------                               ----------
  Total                                     $3,063,375                               $2,830,283
--------------------------------------------==========                               ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Interest bearing demand deposits            $  224,932        1,120      1.98%       $  221,332        1,202      2.15%
Savings and money market deposits              712,140        6,567      3.67%          680,167        6,549      3.82%
Time deposits                                1,094,165       15,503      5.64%        1,040,024       15,059      5.74%
Short-term borrowings                          240,377        2,888      4.78%          118,939        1,476      4.92%
Long-term debt                                   2,324           39      6.68%           18,717          347      7.36%
------------------------------------------------------------------------------       ----------------------------------
  Total interest bearing liabilities         2,273,938       26,117      4.57%        2,079,179       24,633      4.70%
------------------------------------------------------------------------------       ----------------------------------
Non-interest bearing deposits                  423,585                                  419,193
Other liabilities                               67,249                                   61,914
Shareholders' equity                           298,603                                  269,997
------------------------------------------------------                               ----------
  Total                                     $3,063,375                               $2,830,283
--------------------------------------------==========                               ==========
Net interest income                                         $33,660                                  $32,142
------------------------------------------------------------=======                                  =======
Net interest margin                                                      4.67%                                    4.85%
-------------------------------------------------------------------------=====                                    =====

<F1>Adjusted to a fully taxable basis using federal statutory rate of 35% in 1996 and 1995.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
SUMMARY OF ALLOWANCE FOR LOAN LOSSES

                                                             Twelve Months Ended                   Three Months Ended
                                                                 December 31,                          December 31,
                                                        ---------------------------        -----------------------------
(in thousands of dollars)                                 1996                 1995               1996             1995
-----------------------------------------------------------------------------------        -----------------------------
Allowance at beginning of period                       $30,508              $28,894            $32,068          $30,048

Allowance of acquired banks                              2,424                    -              1,838                -

Charge-offs                                             (2,420)              (4,342)              (439)          (1,385)
Recoveries                                               1,231                  953                277              186
-----------------------------------------------------------------------------------         ----------------------------
 Net charge-offs                                        (1,189)              (3,389)              (162)          (1,199)
-----------------------------------------------------------------------------------         ----------------------------

Additions to allowance charged to expense                2,002                5,003                  1            1,659
-----------------------------------------------------------------------------------         ----------------------------

Allowance at end of period                             $33,745              $30,508            $33,745          $30,508
----------------------------------------------------===============================         ============================


Loans, net of unearned income at end of period      $2,177,915           $1,971,939

Average loan balance for the period                 $2,031,127           $1,916,374         $2,100,623       $1,938,724

Allowance as % of loans at end of period                  1.55%                1.55%

Allowance as % of non-performing loans                  349.65%              213.31%

Net charge-offs as % of average loans for the period      0.06%                0.18%              0.01%            0.06%

Annualized net charge-offs as % of average loans
  for the period                                                                                  0.03%            0.25%

MARK TWAIN BANCSHARES, INC.
NON-PERFORMING ASSETS

                                      December 31,      September 30,       June 30,        March 31,       December 31,
(in thousands of dollars)                    1996             1996             1996             1996             1995
------------------------------        ------------      -------------       --------        ---------       ------------
Non-accrual loans                         $ 7,086          $ 5,596          $ 6,531          $ 7,764          $13,663
Restructured loans                          2,244            2,275            2,100              109              109
Foreclosed property                         3,424            3,515            4,436            6,105            6,099
                                          -------          -------          -------          -------          -------
  Total non-performing assets             $12,754          $11,386          $13,067          $13,978          $19,871
                                          =======          =======          =======          =======          =======

Percentage of non-performing assets
  to loans plus foreclosed property         0.58%            0.53%            0.65%            0.69%            1.00%

Loans contractually past due ninety
  days or more                              $321             $685             $691             $836             $530

Percentage of non-performing assets
  plus ninety days past due to loans
  plus foreclosed property                  0.60%            0.56%            0.68%            0.73%            1.03%

Percentage of allowance to
  non-performing loans                    349.65%          374.80%          334.67%          358.23%          213.31%

Percentage of allowance to total
  non-performing assets                   264.58%          281.64%          238.75%          223.19%          153.53%

Percentage of allowance to
  risk elements<F1>                       258.09%          265.66%          226.76%          210.60%          149.54%

Percentage of risk elements<F1>
  to total average assets                   0.44%            0.41%            0.47%            0.50%            0.74%

<F1> Risk elements include total non-performing assets plus loans contractually past due ninety days or more.

MARK TWAIN BANCSHARES, INC.
COMPUTATION OF EARNINGS PER SHARE

                                                          For The Twelve Months Ended            For The Three Months Ended
                                                                 December 31,                           December 31,
(in thousands of dollars except per share data)                 1996             1995                 1996             1995
-------------------------------------------------------------------------------------           ---------------------------
PRIMARY
Earnings:
 Net income                                                  $53,268          $47,713              $14,298          $12,497
----------------------------------------------------------===========================           ===========================

Shares:
 Weighted average number of common shares outstanding     16,168,262       16,056,927           16,395,748       16,114,786
 Weighted average number of common share equivalents         304,928          231,912              389,469          295,030
-------------------------------------------------------------------------------------           ---------------------------
                                                          16,473,190       16,288,839           16,785,217       16,409,816
----------------------------------------------------------===========================           ===========================

Primary earnings per common share                              $3.23            $2.93                $0.85            $0.76
----------------------------------------------------------===========================           ===========================


ASSUMING FULL DILUTION
Earnings:
 Net income                                                  $53,268          $47,713              $14,298          $12,497
 After tax interest applicable to convertible notes              120              343                   25               66
 After tax amortization of capital note fees                      63               51                    5               17
-------------------------------------------------------------------------------------           ---------------------------
  Fully diluted net income                                   $53,451          $48,107              $14,328          $12,580
----------------------------------------------------------===========================           ===========================

Shares:
 Weighted average number of common shares outstanding     16,168,262       16,056,927           16,395,748       16,114,786
 Assuming conversion of Convertible Notes and dilutive
  stock options                                              644,803          847,186              576,766          776,687
-------------------------------------------------------------------------------------           ---------------------------
                                                          16,813,065       16,904,113           16,972,514       16,891,473
----------------------------------------------------------===========================           ===========================

Earnings per common share assuming full dilution               $3.18            $2.85                $0.84            $0.74
----------------------------------------------------------===========================           ===========================